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                                                                    EXHIBIT 10.5

                               NON-COMPETITION AND
                            NON-DISCLOSURE AGREEMENT

         This NON-COMPETITION AND NON-DISCLOSURE AGREEMENT dated this 6th day of August, 2003 (this "AGREEMENT"), is made and entered into by and between HARRISON S. TRASK ("PRINCIPAL"), PHOENIX FOOTWEAR GROUP, INC., a Delaware corporation ("PHOENIX FOOTWEAR"), and its wholly-owned subsidiary PFG ACQUISITION, INC., a Montana corporation ("PFG ACQUISITION").

         A. Phoenix Footwear, PFG Acquisition and H.S. Trask & Co., a Montana corporation ("COMPANY"), have entered into an Agreement and Plan of Merger, dated June 16, 2003 (the "MERGER AGREEMENT"), pursuant to which Company shall merge with and into Acquisition Sub and the separate corporate existence of Company shall cease.

         B. Principal is employed as President and Chief Executive Officer of Company and serves as a director of the Company.

         C. It is mutually agreed between Principal, Company and PFG Acquisition that Principal shall resign his employment as President and Chief Executive Officer of Company and as a director, said resignation to take effect as of the date that the Merger between Company and PFG Acquisition becomes effective (the "MERGER EFFECTIVE DATE").

         D. It is also mutually agreed between Principal, Company and PFG Acquisition that Principal shall be employed as an employee of the surviving corporation to the Merger ("SURVIVING CORPORATION") from the Merger Effective Date to December 31, 2003 and thereafter as a consultant until December 31, 2005. Principal and Surviving Corporation have accordingly entered into an Employment and Consulting Agreement dated August 6, 2003 (the "EMPLOYMENT AND CONSULTING AGREEMENT").

         E. Principal owns approximately 38% of the outstanding voting securities of the Company, and will receive considerable financial benefit when the Merger becomes effective.

         F. The Merger Agreement requires that Principal, Phoenix Footwear and PFG Acquisition enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and of the respective representations, warranties, covenants and agreements contained herein, the parties agree as follows (unless otherwise defined herein, capitalized terms used herein shall have the meanings given such terms in the Merger Agreement):

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         1.       EFFECTIVE DATE. This Agreement shall take effect on the Merger
Effective Date.

         2. NON-COMPETITION. In order to induce Phoenix Footwear and PFG Acquisition to enter into the Merger Agreement and to pay the valuable consideration required thereunder, to create a valuable independent asset of PFG Acquisition, to preserve and protect the goodwill thereof, and to enhance the going concern value and earnings of PFG Acquisition in future years, Principal undertakes and agrees as follows:

                  (a) Commencing on the effective date hereof and continuing thereafter until December 31, 2005 (the "RESTRICTION PERIOD"), Principal shall not, within the United States (the "TERRITORY"), create, seek or accept employment or compensation of any kind or character from any enterprise, or person associated with any enterprise that is engaged or planning to engage, directly or indirectly, in the manufacture, sale, marketing, promotion or sale of products in the brown shoe market segment of the men's footwear business (a "COMPETING ENTERPRISE"); provided, however, that Principal may accept employment as a salesman or as a sales representative with any such Competing Enterprise without violating the foregoing.

                  (b) During the Term, neither Principal nor any entity in which Principal may be interested (as a principal, owner, partner, joint venturer, trustee, director, officer, shareholder, option holder, security holder, lender, creditor, guarantor, advisor, member or in any other capacity other than solely as a salesman or as a sales representative) shall, within the Territory, engage, directly or indirectly, in any activity that, directly or indirectly, manufactures, markets, promotes or engages in the sale of products in the brown shoe market segment of the men's footwear business; provided, however, that the foregoing shall not be deemed to prevent Principal from investing in securities if (i) such class of securities in which the investment so made is listed on a national securities exchange or is issued by a company registered under Section 12(g) of the Securities Exchange Act of 1934, so long as such investment holdings do not, in the aggregate, constitute more than five percent (5%) of the voting power of the entity issuing such securities; and (ii) any other securities so long as such investment holdings do not constitute more than two percent (2%) of the voting power of the entity issuing such securities.

                  (c) During the Term, without the Company's written consent, Principal shall not, either in his individual capacity or as an agent for another: (i) hire or offer to hire any of Company's, Phoenix Footwear's or PFG Acquisition's officers, employees, or agents; (ii) entice away or in any other manner persuade or attempt to persuade any of Company's, Phoenix Footwear's or PFG Acquisition's officers, employees, or agents to discontinue their relationship with Company, Phoenix Footwear or PFG Acquisition; (iii) contract, solicit, divert, or attempt to divert from Phoenix Footwear or PFG Acquisition any business whatsoever by influencing or attempting to influence any customer of Company, Phoenix Footwear or PFG Acquisition with whom Company, Phoenix Footwear or PFG Acquisition has engaged in sales discussions prior to the termination of this Agreement; or (iv) contract, solicit, divert, or attempt to divert from Company, Phoenix Footwear or PFG Acquisition any supplier or vendor.

                  (d) The covenants set forth in this Section 2 shall be construed as a series of separate covenants covering their subject matter in each of the separate states within the

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Territory and, except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant set forth above in this Section 2. To the extent that any such covenant shall be judicially unenforceable in any one or more of such states, such covenant shall not be affected with respect to each of the other states in the Territory. Each covenant with respect to each such state in the Territory shall be construed as severable and independent.

                  (e) Phoenix Footwear, PGG Acquisition and Principal acknowledge and recognize that these covenants not to compete are integral to the Merger Agreement, that without the protection of such covenants, Phoenix Footwear and PFG Acquisition would not have entered into the Merger Agreement, that the consideration paid by Phoenix Footwear and PFG Acquisition under the Merger Agreement bears no relationship to the damages Phoenix Footwear and PFG Acquisition may suffer in the event of any breach of the covenants, and that such covenants contain reasonable limitations as to time, geographical area and scope of activity to be restrained necessary to protect Phoenix Footwear's and PFG Acquisition's business interests. If this Section 2 shall for any reason be held excessively broad as to time, duration, geographical scope, activity or subject, it shall be enforceable to the extent compatible with then-applicable laws.

         3.       CONFIDENTIAL INFORMATION.

                  (a)      The parties acknowledge and agree that:

                           (i)      The Company assets being merged into PFG
Acquisition pursuant to the Merger Agreement include confidential and proprietary information of Company and, in the course of his employment for PFT Acquisition, Principal may develop and obtain access to confidential and proprietary information of Phoenix Footwear and PFG Acquisition (collectively, the "CONFIDENTIAL INFORMATION"), which Confidential Information shall include, without limitation, all of the following materials and information of Company, Phoenix Footwear or PFG Acquisition (whether or not reduced to writing and whether or not patentable or protected by copyright): trade secrets, product specifications, proprietary software systems, sources of data, databases, know-how, formulae, inventions and ideas, designs, sketches, photographs, graphs, drawings, samples, selling and pricing information, procedures, research methodologies, customer lists, business and marketing plans, current and anticipated customer requirements, market studies, supplier lists, operational methods, product development plans and personnel plans. The parties hereto agree that the failure of any Confidential Information to be marked or otherwise labeled as confidential or proprietary information shall not affect its status as Confidential Information.

                           (ii)     The Confidential Information is confidential
and proprietary, and the development and protection of the Confidential Information represents a substantial investment having a great economic and commercial value to Phoenix Footwear and PFG Acquisition.

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                           (iii)    Phoenix Footwear and PFG Acquisition would
be irreparably damaged if any of the Confidential Information was disclosed to, or used or exploited on behalf of, any person other than Phoenix Footwear or PFG Acquisition.

                  (b) Principal covenants and agrees that he shall not, at any time, during the Restrictions Period, directly or indirectly, use, exploit, or disclose to any person or entity, without the prior written consent of Phoenix Footwear or PFG Acquisition, any Confidential Information, except as expressly authorized by Phoenix Footwear or PFG Acquisition during the performance of Principal's duties for and with PFG Acquisition.

                  (c) Notwithstanding the foregoing, Principal may use, exploit, or disclose Confidential Information, but only to the extent that such Confidential Information (i) is or becomes publicly known through no wrongful act of Principal; or (ii) is disclosed pursuant to the requirement of a governmental agency or a court of law or otherwise required by operation of law, provided that Principal gives PFG Acquisition and Phoenix Footwear prompt written notice of such requirement prior to disclosure.

         4. REASONABLENESS OF RESTRICTIONS. PRINCIPAL HAS CAREFULLY READ AND CONSIDERED THE PROVISIONS OF SECTIONS 2 AND 3 HEREOF AND, HAVING DONE SO, HEREBY AGREES THAT THE RESTRICTIONS SET FORTH IN SUCH SECTIONS ARE FAIR AND REASONABLE AND ARE REASONABLY REQUIRED FOR THE PROTECTION OF THE INTERESTS OF PHOENIX FOOTWEAR AND PFG Acquisition.

         5.       INJUNCTIVE RELIEF.

                  (a) Principal acknowledges and agrees that Phoenix Footwear and PFG Acquisition will suffer irreparable harm in the event that Principal breaches any of its obligations under this Agreement, and that monetary damages shall be inadequate to compensate Phoenix Footwear and PFG Acquisition for any such breach. Principal agrees that in the event of any breach or threatened breach by Principal of the provisions of this Agreement, Phoenix Footwear and PFG Acquisition, or either of them, shall be entitled to a temporary restraining order, preliminary injunction, and permanent injunction in order to prevent or restrain any such breach or threatened breach by Principal, or by any or all of Principal's agents, representatives or other persons directly or indirectly acting for, on behalf of, or with Principal.

                  (b) Notwithstanding the provisions set forth in Section 5(a) above, or any other provision contained in this Agreement, the parties hereby agree that no remedy conferred by any of the specific provisions of this Agreement, including without limitation, this Section 5, is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

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         6.       MISCELLANEOUS.

                  (a) Notices. All notices required or permitted to be given under this Agreement shall be given by certified mail, return receipt requested, to the parties at the following addresses or such other addresses as any party may designate in writing to the other parties:

                           If to Phoenix Footwear or PFG Acquisition:

                                    5759 Fleet Street, Suite 220
                                    Carlsbad, California  92008
                                    Attention: President and Chief Executive
                                    Officer

                           with a copy (which shall not constitute notice) to:

                                    Gordon E. Forth, Esq.
                                    Woods Oviatt Gilman LLP
                                    700 Crossroads Building
                                    2 State Street
                                    Rochester, New York  14614

                           If to Principal:

                                    101 Sourdough Ridge Road
                                    Bozeman, Montana 59715

                  (b) Governing Law. This Agreement shall be deemed to made in and in all respects shall be interpreted, construed, and governed by and in accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof.

                  (c) Amendments. This Agreement may be amended, supplemented, or modified only in writing, duly executed by all of the parties hereto.

                  (d) Non-waiver. A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right shall not constitute a waiver of that or any other right.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

                  (f) Entire Agreement. This Agreement, together with the Employment and Consulting Agreement, constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations, and warranties both written and oral, among the parties, with respect to the subject matter hereof. Each party to this Agreement acknowledges

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that no representations, inducements, promises or agreements, orally or otherwise, have been made by any party or anyone acting on behalf of any party which are not embodied herein.

                  (g) Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision; and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

                  (h) Binding Effect. Principal may not assign any of his rights or delegate any of his duties or obligations under this Agreement. The rights and obligations of Acquisition Sub and Company under this Agreement shall be binding upon and inure to the benefit of their respective successors and assigns.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the parties hereto as of the date first written above.

                                    PHOENIX FOOTWEAR GROUP, INC.

                                    By: /s/ James Riedman
                                        ----------------------------------------
                                    Name: James Riedman
                                    Title: President and Chief Executive Officer

                                    PFG ACQUISITION, INC.

                                    By: /s/ James Riedman
                                        ----------------------------------------
                                    Name: James Riedman
                                    Title: President and Chief Executive Officer

                                    /s/ Harrison S. Trask
                                    --------------------------------------------
                                    Harrison S. Trask

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